Exhibit 10.6

CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT,
MARKED BY [***], HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE
COMMISSION PURSUANT TO RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXECUTION VERSION

AMENDMENT NO. 1 TO COMMERCIAL DEVELOPMENT AND SUPPLY AGREEMENT and LICENSE

AGREEMENT

This Amendment No. 1 to Commercial Development and Supply Agreement  (“Amendment No. 1”) effective as of 18 November, 2019  (“Amendment No. 1 Effective Date”) is entered into by and between ADAPTIMMUNE Limited, with offices at 60 Jubilee Avenue (formerly 101 Park Drive), Milton Park, Abingdon, Oxon,  OX14 4RX, England (“ADAPTIMMUNE”) and Life Technologies Corporation, an Affiliate of Thermo Fisher Scientific Inc., with offices at 5781 Van Allen Way (formerly 5791), Carlsbad, California 92008 (“LIFE”). and amends the Commercial Development and Supply Agreement effective as of June 1, 2016 entered into by ADAPTIMMUNE and LIFE (“Supply Agreement”). ADAPTIMMUNE and LIFE each hereinafter a “Party” and collectively “Parties”.

WHEREAS, the Parties entered into a Commercial Development and Supply Agreement effective as of June 1, 2016 (“Supply Agreement”) and also into a License Agreement and Sublicense Agreement effective as of 19 December 2012 (together “License Agreements”);

WHEREAS the Parties now wish to amend the terms of the Supply Agreement and License Agreements as specified in this Amendment No. 1.

NOW, THEREFORE, in consideration of the mutual promises contained in this Amendment No. 1 and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties agree as follows:

1.    The following amendments shall be made to the Supply Agreement:

a.    Amend definition of Development Phase Purchasing Obligation: The definition of “Development Phase Purchasing Obligation” is hereby deleted and replaced in its entirety by the following:

“The minimum purchasing obligation applicable during the Development Phase shall be as follows: [***]”

b.    Amend definition of Minimum Purchasing Obligation: The definition of “Minimum Purchasing Obligation” is hereby deleted and replaced in its entirety by the following:

“The minimum purchasing obligation is defined by the Development Phase Purchasing Obligation.  The minimum purchasing obligation applicable during the Commercial Phase shall be mutually agreed during the Transitional Phase with both Parties acting in good faith but shall be [***] in the Commercial Phase.”

c.     Amend Appendix A Supply Terms and Conditions: The following provisions of the Supply Terms and Conditions (Appendix A) are hereby deleted and restated as follows:

i.    1A.2:  “At any time after the Amendment No. 1 Effective Date, Customer may notify Life that it wishes to enter into the Commercial Phase. The Commercial

EXECUTION VERSION

Phase Notification will specify when Customer wishes the Commercial Phase to start and its forecasted orders for Products”

ii.   1.1: Clause 1.1 shall be deleted in its entirety and there shall be no requirement for Customer to exclusively purchase Customer’s needs for all CD3/CD28 magnetic bead products from Life.

iii.  1.3: Clause 1.3 will be deleted and replaced with the following: “Products will be supplied under the Limited Use Label Licenses at Exhibit E-1, E-2 and E-3. The applicable LULL shall be determined by the SKU for the relevant Product and the current Phase save that the LULL at E-3 will apply to any manufacture and supply of Customer’s cell therapy using Products from the Initial Order for treatment of sarcoma irrespective of the Phase.”

iv.  2.1:  “Binding Purchase Order: Customer shall provide Life with a binding purchase order for the binding element of each rolling forecast for the amount of Products specified by Customer. For clarity, purchase orders may only be placed for Products under [***] during the [***] and [***] and may only be placed for Products under [***] during the [***].  Except for the Development Phase Purchasing Obligation, as part of any other purchase order during the Development Phase, Customer may specify [***] in relation to such order provided such [***] does not extend over a period of more than [***] from first delivery under such purchase order.”

v.   2.2:  “Rolling forecast: On or before July 1 of each calendar year of this Agreement, Customer shall submit a [***] written forecast to Life, which shall specify the estimated number of vials of Products required by Customer. The [***] of such forecast will be binding on Customer. For the purposes of this Amendment, this forecasting mechanism shall commence on [***] with binding element applicable [***] and be in effect for the Term of the Supply Agreement.”

vi.  9.2:  “Life shall have the right to adjust the price for the Products [***] (first commencing [***]; provided, however, that increases in the price from [***]. Life shall confirm the Price of Products applicable from commencement of the Commercial Phase during the Transitional Phase and as soon as reasonably possible after start of Transitional Phase. In confirming such Price, Life shall act reasonably and shall not [***]”

d.    Amend definition of Batch. The definition of “Batch” in Appendix B is hereby deleted.

e.    Amend definition of Current Manufacturing Process. The definition of “Current Manufacturing Process” in Appendix B is hereby deleted and replaced in its entirety by the following: ““Current Manufacturing Process” means the Product manufacturing process in place as at the Effective Date.”

f.     Amend Appendix D.  Appendix D of the Supply Agreement is amended as follows:

SKU	Description	Minimum Annual Commitment	Single Order Quantity	Price
Development Phase and Transitional Phase supply (unless otherwise agreed)

EXECUTION VERSION

43300D	Dynabeads• CD3/CD28 CTSTM (Clinical Research)	[***]	[***]	[***]

2.    The following amendments shall be made to the License Agreements.

a.    Change from Exclusive to Non-exclusive under the LTC-ADAPTIMMUNE License Agreement: As of the Amendment No. 1 Effective Date, clause 2.1(a) and clause 2.1(b) and shall be amended such that any reference to an exclusive license is replaced with a non-exclusive license.

b.    Change to Sublicense Agreement. As of the Amendment No. 1 Effective Date clause 2.1(a) shall be amended such that any reference to an exclusive license is replaced with a non-exclusive license.

c.     For the avoidance of doubt amendments under this Section include the terms of any and all Limited Use Label Licenses (“LULL(s)”), including but not limited to those LULL’s listed in Appendix E of the Supply Agreement.

d.    Change to remove obligations and restrictions related to exclusivity under the LTC-ADAPTIMMUNE License Agreement:  Any and all obligations and/or restrictions on LTC related to  the LTC Bead and LTC Engineered T Cell Receptor products and imposing a requirement for exclusivity or exclusivity of supply on LTC, including, but not limited to, Sections 3.11 and 3.12 of the LTC-ADAPTIMMUNE License Agreement, are hereby deleted in their entirety.

e.    Change to remove obligations and restrictions on LTC relating to exclusivity under the Sublicense Agreement: Any and all obligations and/or restrictions on LTC related to the LTC Bead and LTC Engineered T Cell Receptor products and imposing a requirement for exclusivity or exclusivity of supply on LTC, including, but not limited to Sections 3.10 and 3.11 of the Sublicense Agreement, are hereby deleted in their entirety.

3.    Capitalized words used but not defined in this Amendment No. 1 shall have the meaning ascribed to them in the Supply Agreement.

4.    This Amendment shall be governed by, and construed in accordance with, the laws which govern the Supply Agreement, and the Parties submit to the jurisdiction and dispute resolution provisions as set forth in the Supply Agreement.

5.    Except as amended and supplemented herein, all terms and provisions of the Supply Agreement shall remain unchanged and in full force and effect. This Amendment shall hereafter be incorporated into and deemed part of the Agreement and any future reference to the Agreement shall include the terms and conditions of this Amendment. No alteration or amendment to this Amendment No. 1 shall be binding on any Party hereto unless reduced to writing and signed by both Parties.

6.    This Amendment No. 1 may be executed (including via facsimile signatures) by the Parties in counterparts, each of which when so executed and delivered shall be deemed to be an original, but all of which shall constitute one and the same agreement, binding on the Parties as if each had signed the same document.

EXECUTION VERSION

IN WITNESS WHEREOF, the Parties hereto have hereby duly executed this Amendment No. 1 as of the date of last signature below. This Amendment No. 1 shall be effective as of the Amendment No. 1 Effective Date.

Life Technologies Corporation	ADAPTIMMUNE Limited

Kate Torchilin	John Lunger

Name	Name

VP & GM of Cell Culture & Cell Therapy	Chief Patient Supply Officer

Title	Title

/s/ Kate Torchilin	/s/ John Lunger

Signature	Signature

November 23, 2019	November 20, 2019

Date	Date

4